Other Payables and Accruals	12 Months Ended
Dec. 31, 2012
Other Payables and Accruals
7.	OTHER PAYABLES AND ACCRUALS

	2011	2012
	RMB	RMB
Professional service fees	3,553	1,920
Office expenses	5,969	6,632
Deposit from customers	27,064	84,248
Revenue from newspaper sales collected on behalf of newspaper contractors	357	178
Payables to employees related to net proceeds from share options exercised	3,414	9,466
Others	436	1,121

Total	40,793	103,565

Deposits from customers are associated with the operations of the Company’s business process outsourcing services. The Company has received funds in advance from customers for purposes such as monthly employee benefits, social insurance and payroll payments, which will be disbursed by the Company to other parties on behalf of customers in the near term.